                                                               Exhibit 10.6.6


[LOGO] NATIONAL WESTMINSTER BANK USA
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INTEREST BEARING GRID NOTE

$13,000,000    OFFICE ADDRESS 1133 Sixth Avenue, New York, NY, March 31, 1995

On June 30, 1995 for value received, the undersigned jointly and severally promise(s) to pay to the order of National Westminster Bank USA (hereinafter called the Bank) at its Office in the place first above stated, or if no place is stated, at 44 Wall Street, New York, New York, in funds current at the New York Clearing House, the sum of Thirteen Million Dollars ($13,000,000) Dollars, or if less than such principal sum, the aggregate unpaid principal amount of all loans made by the Bank to the undersigned hereunder as indicated on the schedule on the reverse side hereof. The undersigned also promises to pay interest at said office in like money on the unpaid principal amount hereof from time to time outstanding prior to maturity at an annual rate equal to the Bank's Prime Rate (the rate of interest established from time to time by the Bank as its "prime rate") plus 1/2%, which interest rate shall change when and as the Prime Rate changes. If all or a portion of the principal or interest of the Liabilities (as hereinafter defined), or any fee 15 days after the due date or other amount due in connection therewith, shall not be paid when due (whether after stated maturity, acceleration or otherwise), such amount, to the extent permitted by applicable law, shall bear interest at a rate of 2% per annum in excess of the rate hereinbefore provided, but in no event in excess of the maximum rate of interest permitted under applicable law. Interest shall be payable on the first day of each month commencing the first such day to occur after the date the first loan is made hereunder and on the maturity hereof. The Bank shall have no obligation to make any loan hereunder.

The undersigned hereby expressly authorizes the Bank to record on the schedule on the reverse hereof the amount and date of each loan made hereunder and the date and amount of each payment of principal thereon. All such notations shall be presumptive as to the correctness thereof and the aggregate unpaid amount of loans set forth on such schedule shall be presumed to be the unpaid principal amount hereof.

Any loan may be prepaid in whole or in part at any time and from time to time without premium or penalty together with interest accrued on the amount prepaid to the date of any such prepayment.

As collateral security for the payment of this note and of all other notes and/or obligations or Liabilities (as hereinafter defined) of the Obligor (as hereinafter defined), or any one or more of them, now or hereafter owned or held by the Bank, the Obligor grants the Bank a security interest in and pledges with the Bank all moneys and/or other property now or hereafter held by the Bank on deposit, in safekeeping, or otherwise, for the account of or to the credit of or belonging to any Obligor (which term as used herein shall be deemed to include each and all of the undersigned and each and every endorser or guarantor hereof) or in which any Obligor shall have any interest, all of which is hereinafter termed the collateral security. The Bank at any time, before or after an Event or Default (as hereinafter defined), may, but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the collateral security, including stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for, collect, receive and hold as like collateral security any or all interest, dividends and income thereon and if the securities are held in the name of the Bank or its nominee, the Bank may, after an Event of Default, exercise all voting and other rights pertaining thereto as if the Bank were the absolute owner thereof; but the Bank shall not be obligated to demand payment of, protest, or take any steps necessary to preserve any rights in the collateral against prior parties, or to take any action whatsoever in regard to the collateral security or any part thereof, all of which the Obligor assumes and agrees to do. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the collateral security, unless the Obligor gives written notice to the Bank that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (10) days prior to the expiration of the time during which such action may be taken. The term "Liabilities" shall include this note and all other indebtedness and obligations and liabilities of any kind of any Obligor to the Bank, now or hereafter existing, arising directly between any Obligor and the Bank or acquired by assignment, conditionally or as collateral security by the Bank, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank of any Obligor as a member of any partnership, syndicate, association or other group, and whether incurred by any Obligor as principal, surety, endorser, guarantor, accommodation party or otherwise.

If any of the following events shall occur with respect to any Obligor (each an "Event of Default"): failure to comply forthwith with any such demand for additional collateral; default in payment of any liability to the holder hereof (however acquired); default in the due payment of any other indebtedness for borrowed money or default in the observance or performance of any covenant or condition in any agreement or instrument evidencing, securing or relating to any such indebtedness which causes or permits the acceleration of the maturity thereof; suspension or liquidation of usual business; calling of a meeting of creditors; assignment for the benefit of creditors; dissolution, bulk sale or notice thereof; mortgage or pledge of, creation of a security interest in, any assets without prior written notice of the holder of this note; insolvency of any kind, attachment, distraint, garnishment, levy, execution, judgment, death, application for or appointment of a receiver, filing of a voluntary or involuntary petition or entry of any order for relief under any provision of the Federal Bankruptcy Code as now or hereafter in effect; failure to pay its debts as they become due; failure to comply with the terms of any agreement with the Bank; failure on request of any Obligor or any Obligor's accountant, to furnish any reasonable material financial information, or to permit inspection of any books or records; any change in, or discovery with regard to, the condition or affairs which, in the Bank's opinion, increases its credit risk; or if the Bank for any other reason deems itself insecure; the Liabilities shall become absolute, due and payable without demand or notice to any Obligor. Upon default in the due payment of this note or any other Event of Default, or whenever this note or any payment of principal or interest hereof shall become due in accordance with any of the provisions hereof, the Bank may, but shall not be required to (1) proceed to apply to the payment hereof the balance to the credit of any account or accounts maintained with the Bank by any Obligor and (2) sell (without demand of performance, advertisement, notice of intention to sell, notice of time or place of sale, notice to redeem or other notice whatsoever, all of which are hereby waived) all or any part of the collateral security (on all of which the Obligor does hereby give to the Bank a continuing lien, security interest and/or right of set-off) at public or private sale or sales, or at any exchange or broker's board, or at the Bank's office, at such prices as it shall deem best, for cash or credit, with the right of the Bank at such sale to purchase all or any part thereof, free from any right or equity of redemption, applying the net proceeds of such sale to the payment of this note and of any other liabilities, claims or obligations to the Bank of any of the Obligors, or of any partnership in which any of the Obligors is a partner, all of whom together with any endorser or guarantor hereby expressly agree to remain jointly and severally liable for any deficiency. The Bank may exercise any other right or remedy hereby granted or allowed to it by law, including but not limited to, the rights and remedies of a Secured Party under the Uniform Commercial Code of New York, and each and every right and remedy hereby granted to the Bank or allowed to it by law shall be cumulative and not exclusive the one of the other, and may be exercised by the Bank from time to time and as often as may be necessary. The Bank shall have at any time in its discretion the right to enforce collection and payment or liquidation of any of the collateral security by appropriate action or proceedings, and the net amounts received therefrom, after deducting all costs and expenses incurred in connection therewith, shall be applied on account of this note and any other indebtedness or liabilities of the Obligor aforesaid, all without notice to any Obligor. The Bank shall not be bound to take any steps necessary to preserve any rights in the collateral against prior parties, which the Obligor hereby assumes to do. Any demand or notice, if made or given, shall be sufficiently made upon or given to any Obligor if left at or mailed to the last address of such Obligor known to the Bank or if made or given in any other manner reasonably calculated to come to the attention of such Obligor or the personal representatives, successors or assigns of such Obligor, whether or not in fact received by them respectively. Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the undersigned reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition is to be made. Five (5) days prior notice shall be deemed reasonable notice. The Bank may assign and transfer this note to any other person, firm or corporation and may deliver and repledge the collateral security or any part thereof to the assignee or transferee of this note, who shall thereupon become vested with all the powers and rights above given to the Bank in respect thereof, and the Bank shall thereafter be forever released and discharged of and from all responsibility or liability to the Obligor for or on account of the collateral security so delivered. If an attorney is used to enforce or collect this note, the Obligor agrees to pay reasonable attorneys fees, which the Obligor agrees to be reasonable. The Obligor jointly and severally promises to pay all expenses of any nature as soon as incurred whether in or out of court and whether incurred before or after this note shall become due at its maturity date or otherwise and costs which the Bank may deem necessary or proper in connection with the satisfaction of the indebtedness or the administration, supervision, preservation, protection (including but not limited to maintenance of adequate insurance) or of the realization upon the collateral. The Obligor and the Bank in any litigation (whether or not arising out of or relating to this note) in which any of them shall be adverse parties waive the right of trial by jury. The note shall be deemed to have been made and delivered in the State of New York, the Obligor consents to the jurisdiction of the courts of New York in any action brought to enforce any rights of the Bank under this note and the Bank and the Obligor shall be determined in accordance with the laws of the State of New York. Interest shall be calculated on the basis of a 360-day year and actual days elapsed, provided that any interest so calculated hereunder shall in no event be in excess of the maximum permitted under applicable law. This note and any other agreements, documents and instruments executed and delivered pursuant to or in connection with the Liabilities contain the entire agreement between the parties relating to the subject matter hereof and thereof. The undersigned expressly acknowledges that the Bank has not made and the undersigned is not relying on any oral representations, agreements or commitments of the Bank or of any officer, employee, agent or representative thereof. No change, modification, termination, waiver, or discharge, in whole or in part, of this instrument shall be effective unless in writing and signed by the party against whom such change, modification, termination, waiver, or discharge is sought to be enforced. The Obligor hereby waives presentment, demand for payment, protest, notice of protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this note, consents to any and all delays, extensions of time, renewals, releases of any Obligor and of any available security, waivers or modifications that may be granted or consented to by the Bank with regard to the time of payment or with respect to any other provisions of this note and agrees that no such action or failure to act on the part of the Bank shall in any way affect or impair the obligations of any Obligor or be construed as a waiver by the Bank of, or otherwise affect, its right to avail itself of any remedy hereunder with the same force and effect as if each Obligor had expressly consented to such action or inaction upon the part of the Bank. Each Obligor hereby authorizes the Bank to request his accountant or accountants to furnish such reasonable financial information relating to such Obligor as the Bank shall from time to time desire; each such accountant is hereby authorized to deliver such reasonable financial information to the Bank. The Obligors hereby authorize the Bank to date this note as of the day when the first loan evidenced hereby is made and to complete and fill in any blank spaces in this note in order to conform to the terms upon which any loan is granted.


Special provisions  This note is secured by the collateral as more fully
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described in the Continuing General Security Agreement dated 5/19/93.
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Movie Star, Inc.


                                  GUARANTEE

In consideration of the making of the loan evidenced by the within note, hereby requested by the undersigned, the undersigned hereby jointly and severally guarantee(s) to National Westminster Bank USA, its successors, endorsees or assigns, irrespective of the genuineness, validity or enforceability hereof, the payment when due, including all interest payable hereon and the payment of all legal expenses incurred by the holder hereof to enforce the same or to enforce this guarantee, and hereby consent(s) to and agree(s) to be bound by the terms and conditions hereof and agree(s) that the collateral may be exchanged or surrendered in whole or in part from time to time and that the time of payment hereof may be extended, or the rate of interest altered, or the full amount of any part hereof may be renewed one or more times without notice to the undersigned and that this guarantee shall apply to such extension or extensions, renewal or renewals. The Bank has no duty to any Guarantor to protect, secure or insure any security interest or lien and the obligations of each Guarantor hereunder are valid, binding and enforceable, notwithstanding any defect the Bank causes permits or suffers to exist in any security interest or lien. The undersigned waive(s) presentment, demand, protest, notice of protest and notice of dishonor and each of them consents to any and all delays, extensions of time, renewals, release of any part hereof and of any available security, waivers or modifications that may be granted or consented to by the Bank with regard to the time of payment or with respect to any other provisions hereof and agrees that no such action or failure to act on the part of the Bank shall in any way affect or impair the obligations of the undersigned or be construed as a waiver by the Bank of, or otherwise affect, its right to avail itself of any remedy hereunder with the same force and effect as if the undersigned had expressly consented to such action upon the part of the Bank.
As security for the performance of any and of all the obligation of the undersigned, the undersigned does hereby give the Bank a continuing lien, security interest and/or a right of set-off in respect to any and all property, interest or estate and moneys of the undersigned now or at any time hereafter held by, or in possession of, or under control of, or on deposit with, the Bank.



By:  /s/ Saul Pomerantz, Sr. V.P.
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                             Signature of Borrower

Saul Pomerantz, SVP
136 Madison Avenue, New York, N.Y. 10016
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                                   Address


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                            Signature of Borrower


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                                   Address


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                            Signature of Guarantor


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                            Signature of Guarantor


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SCHEDULE OF LOANS AND PAYMENTS

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    Date       Amount of Loan       Amount of Principal Paid       Balance Remaining Unpaid         Notation Made By
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